SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934



                             July 20, 2004
______________________________________________________________________________
                 (Date of earliest event reported)



                       ESB Financial Corporation
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



Pennsylvania                         0-19345                      25-1659846
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



600 Lawrence Avenue
Ellwood City, Pennsylvania                                          16117
______________________________________________________________________________
 (Address of principal executive offices)                        (Zip Code)



                              (724) 758-5584
______________________________________________________________________________
           (Registrant's telephone number, including area code)



                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:


     Exhibit No.         Description
     -----------         ----------------------------------------------

     99.1                Press Release, dated July 20, 2004



Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     On July 20, 2004, ESB Financial Corporation issued a press release announcing its results of operations for the quarter and six months ended
June 30, 2004. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

This information, including the press release filed as Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.


















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            ESB Financial Corporation


                            By:  /s/ Charlotte A. Zuschlag
                                 ------------------------------------------
                                 Name:   Charlotte A. Zuschlag
                                 Title:  President and Chief Executive Officer
                                         (Principal Executive Officer)

Date:  July 20, 2004




























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